Exhibit 99.1

Cambium Networks Corporation Announces Preliminary First Quarter 2022 Revenues and Reporting Date

ROLLING MEADOWS, Ill., April 13, 2022 — Cambium Networks Corporation (“Cambium Networks”) (NASDAQ: CMBM), a leading provider of wireless networking infrastructure solutions, today announced select preliminary financial results for the first quarter 2022 ended March 31, 2022 and plans to report full financial results on Thursday, May 5, 2022.

Cambium Networks now expects GAAP revenues of between $61-$63 million compared to the previous outlook of $77.5-$81.5 million provided on February 17, 2022. The change in outlook primarily reflects the consequence of two unexpected events during the first quarter 2022. A lockdown by the Chinese government in Shenzhen as a result of rising COVID cases impacted manufacturing during the middle of March. In addition, during the last two weeks of the quarter, a lockdown in Shanghai closed our distribution and warehousing facility. Without the supply and distribution constraints, Cambium Networks would have been within or above the high-end of the previous first quarter 2022 revenue outlook range provided on February 17, 2022. Net income is expected to be below the low-end of the previous GAAP and non-GAAP ranges. Cash is expected to be approximately $38 million. We expect some recovery in revenues during the second quarter 2022, pending the reversal of the previous lockdowns and no additional COVID lockdowns, given higher backlog, up 10% year-over-year.

Conference Call and Webcast

Cambium Networks will host a live webcast and conference call to discuss its financial results and Q&A at 4:30 p.m. ET, on May 5, 2022. On the call will be Atul Bhatnagar, president and CEO, and Andrew Bronstein, CFO. The call will be moderated by Peter Schuman, senior director of investor & industry analyst relations.

To join the financial results live webcast and view additional materials which may be posted to the investor website, listeners should access the investor page of Cambium Networks website https://investors.cambiumnetworks.com/. Following the live webcast, a replay will be available in the event archives at the same web address for a period of one year.

To access the live conference call by phone, listeners should dial +1(877) 288-4394 in the U.S. or Canada and +1(470) 495-9483 for international callers, referencing conference ID number 4383975. To join the live webcast and view additional materials, listeners should access the investor page of Cambium Networks website at https://investors.cambiumnetworks.com/. Following the live webcast, a replay will be available on the investor page of Cambium Networks website for a period of one year. A replay of the conference call will be available for 48 hours soon after the call by phone by dialing +1(855) 859-2056 in the U.S. or Canada and +1(404) 537-3406 for international callers, using the conference ID number 4383975.

About Cambium Networks

Cambium Networks delivers wireless communications that work for businesses, communities, and cities worldwide. Millions of our radios are deployed to connect people, places and things with a unified wireless fabric that spans multiple standards and frequencies of fixed wireless and Wi-Fi, all managed centrally via the cloud. Our multi-gigabit wireless fabric offers a compelling value proposition over traditional fiber and alternative wireless solutions. We work with our Cambium certified ConnectedPartners to deliver purpose-built networks for service provider, enterprise, industrial, and government connectivity solutions in urban, suburban, and rural environments, with wireless that just works.

Cautionary Note Regarding Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of the federal securities laws, including statements concerning our expected next quarter revenues, net income and cash . All statements other than statements of historical fact contained in this document, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this document are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this document and are subject to a number of risks, uncertainties and assumptions including those described in the “Risk factors” section of our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Some of the key factors that could cause actual results to differ from our expectations include: the unpredictability of our operating results; the impact of the global shortage of certain components including semiconductor chipsets; the constraint in global shipping and logistics; risks presented by the global COVID-19 pandemic, which could significantly disrupt our manufacturing, sales and other operations and negatively impact our financial results; our inability to predict and respond to emerging technological trends and network operators’ changing needs; the impact of the tensions between Russia and Ukraine, which may disrupt our sales and product design activities in the region; our reliance on third-party manufacturers, which subjects us to risks of product delivery delays and reduced control over product costs and quality; our reliance on distributors and value-added resellers for the substantial majority of our sales; the inability of our third-party logistics and warehousing providers to deliver products to our channel partners and network operators in a timely manner; the quality of our support and services offerings; our or our distributors’ and channel partners’ inability to attract new network operators or sell additional products to network operators that currently use our products; the technological complexity of our products, which may contain undetected hardware defects or software bugs; our channel partners’ inability to effectively manage inventory of our products, timely resell our products or estimate expected future demand; our inability to manage our growth and expand our operations; unpredictability of sales and revenues due to lengthy sales cycles; our inability to maintain an effective system of internal controls, produce timely and accurate financial statements or comply with applicable regulations; our reliance on the availability of third-party licenses; risks associated with international sales and operations; current or future unfavorable economic conditions, both domestically and in foreign markets and political tensions among the U.S. and China; and our inability to obtain intellectual property protections for our products.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Contacts:

Investors:

Peter Schuman, IRC

Sr. Director Investor & Industry Analyst Relations

Cambium Networks

+1 (847) 264-2188

Peter.schuman@cambiumnetworks.com